EXHIBIT 99.4
NONCOMPETITION AGREEMENT

This Noncompetition Agreement (the “Agreement”) is made as of August 29, 2006, by and among (a) HemaCare Corporation, a California corporation (“Buyer”), (b) Teragenix Corporation, a Florida corporation (the “Company”), and (c) Valentin Adia, an individual resident of the state of Florida (the “Seller”), and the holder of 8,200, or twenty-three and one-tenth percent (23.1%), of the outstanding shares of capital stock of the Company. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in that certain Stock Purchase Agreement, dated as of August 29, 2006 (the “Stock Purchase Agreement”), by and among Buyer, the Seller and Valentin Adia, an individual resident of the state of Florida (the “Other Seller”, and together with the Seller, the “Sellers”).

RECITALS

A. The Seller owns 8,200 shares of the outstanding capital stock of the Company (the “Shares”), or twenty-three and one-tenth percent (23.1%) of all of the issued and outstanding shares of capital stock of the Company.

B. Buyer and the Sellers have entered into the Stock Purchase Agreement, pursuant to which the Seller has agreed to sell, and Buyer has agreed to purchase, all of the Shares (the “Acquisition”), and as a result of which Buyer will acquire all of the outstanding capital stock of the Company and therefore the entire customer goodwill of the Company associated with the Company’s ongoing business (including, without limitation, associated with the Company’s trade names, trade marks, service marks and trade dress) in the geographic areas in which the Company conducts its Business (as defined below).

C. Concurrent with the execution of this Agreement, the Company and the Seller have entered into an Employment Agreement of even date herewith (the “Employment Agreement”).

D. In connection with the Acquisition, Buyer and the Company desire to obtain certain covenants not to compete from the Seller. The execution and delivery of this Agreement by the Seller is a condition precedent to the obligations of Buyer to consummate the Acquisition under the Stock Purchase Agreement. The Seller enters into this Agreement in consideration of the execution and performance by Buyer of the Stock Purchase Agreement, as permitted by the laws of the State of Florida, including, without limitation, Florida Statutes § 542.33, and by the laws of the State of California, including, without limitation, California Business and Professions Code § 16601.

AGREEMENT

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements hereinafter set forth, the parties hereby agree as follows:

1. Intention of Parties. It is understood and expressly agreed by the Seller that the restrictive covenant provisions of this Agreement have been accepted and agreed to by him in connection with the transactions contemplated by the Stock Purchase Agreement, and that the Seller is entering into this Agreement in his capacity as a selling shareholder of the Company, and not in his capacity as a director, officer or employee of the Company or in connection with the Employment Agreement. It is therefore the specific intention of the parties that the provisions of this Agreement shall be enforced as written and to the fullest extent possible.

2. Business Defined. As used herein, the term “Business” means the business carried on by the Company as of the date hereof, or any similar business, including, without limitation, the business of providing products and services to the in vitro diagnostic and biopharmaceutical industries, including, without limitation, the offer of clinical trial management services, biological materials, quality control products, central laboratory testing and other product development and research solutions with respect to, inter alia, infectious diseases, oncology, rheumatology, endocrinology, cardiology and genetic disorders and all related fields.

3. Noncompetition.

(a) During the period commencing on the date hereof and terminating on the last to occur of (i) August 29, 2009 and (ii) the termination of the Employment Agreement (the “Noncompetition Period”), the Seller shall not, and the Seller shall cause his Affiliates (as defined below) to not, directly or indirectly, carry on a business that is competitive to the Business or own, enter into, engage in, operate, manage, control, participate in, advise, assist, contribute or give or lend funds to or otherwise finance, be employed by or render services to or consult with, or have a financial or other interest in, any business (including without limitation any division, group or franchise of a larger organization) which competes with the Business (or any part thereof), in each case within any state of the United States of America (the “Territory”), and in each case whether for or by himself or as an employee, independent contractor, agent, shareholder, partner or joint venturer or in any capacity for any other person, individual, corporation, limited liability company, partnership, joint venture or other entity or business organization (a “Person”); provided, however, that the record or beneficial ownership by the Seller of 5% or less of the outstanding publicly-traded capital stock of such a Person shall not be deemed to be a violation of this Agreement if the Seller is not a partner, member, principal, officer, director, employee, independent contractor, investor, lender, advisor or agent of or to such Person; provided, however, that if, and for so long as, Buyer is in material breach of any obligation under the Employment Agreement or the Stock Purchase Agreement, the Seller shall send Buyer a written notice of such breach, and from the date such notice is given to Buyer until such date as Buyer has cured such breach, the provisions of this Section 3(a) shall not apply to the Seller. For purposes of this Agreement, an “Affiliate” of a Person means any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, and the term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. The Seller agrees that the foregoing covenant is reasonable with respect to its duration, geographical area, and scope.

(b) The Seller warrants and represents that he does not have any financial or other interest in any Person that carries on any activity from which the Seller is prohibited under Section 3(a). If, after the date hereof, the Seller has any financial or other interest or engages directly or indirectly in a line of business that competes with the Business within the Territory or otherwise carries on any activity in which the Seller is prohibited to engage under Section 3(a), then the Seller shall divest all of his interest in such Person within thirty (30) days after such Person enters such line of business. The requirement to divest as set forth above shall apply only during the Noncompetition Period and not thereafter.

4. Nondisparagement; Referrals. During the Noncompetition Period, the Seller agrees that he shall not, and shall cause his Affiliates to not, either directly or indirectly, solicit, induce, attempt to influence, or take any action that may have the effect of discouraging any past or present lessor, licensor, customer, supplier, licensee, business prospect or other business associate of the Company from entering into or maintaining, or causing it to terminate or cease, the same relationships with the Company after the Closing Date as it maintained with the Company prior to the Closing Date, and during the Noncompetition Period shall refer, and shall cause his Affiliates to refer, all customer inquiries relating to the Business to the Company as soon as possible after receiving such inquiries. The Seller will not, at any time during or after the Noncompetition Period, directly or indirectly disparage Buyer or the Company, or any of their respective shareholders, directors, officers, employees or agents.

5. Nonsolicitation.

(a) During the Noncompetition Period, the Seller will not, directly or indirectly, either for himself or any other Person, (i) solicit or attempt to induce any employee of the Company to leave the employ of the Company, (ii) in any way interfere with the relationship between the Company and any employee of the Company or (iii) induce or attempt to induce any customer, supplier, licensee, or business relation of the Company to cease doing business with the Company, or in any way interfere with the relationship between any customer, supplier, licensee or business relation of the Company.

(b) The Seller will not, directly or indirectly, either for himself or any other Person, solicit the business of any Person known to the Seller to be a customer of the Company, whether or not the Seller had personal contact with such Person, with respect to products, services or activities which compete in whole or in part with the products, services or activities of the Company.

6. Extension of Noncompetition Period. In the event of a breach by the Seller of any covenant set forth in this Agreement limited by the term of the Noncompetition Period, the term of the Noncompetition Period as applied to such breached covenant shall be extended by the period of the duration of such breach. If Buyer or the Company obtains actual knowledge of such breach by the Seller, Buyer or the Company shall provide notice to the Seller of such breach as promptly as reasonably possible; provided, that Buyer’s or the Company’s failure to provide the Seller with such notice shall not serve as a waiver of any of Buyer’s or the Company’s rights hereunder.

7. Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

Seller:	Teragenix Corporation
5440 NW 33rd Avenue, Suite 108
Ft. Lauderdale, FL 33309
Attn: Valentin Adia
Facsimile No.: (954) 343-0181

with a copy to:	Blank Rome LLP
Attn: Bruce C. Rosetto
1200 N. Federal Highway, Suite 417
Facsimile No.: (561) 417-8145

Buyer:	HemaCare Corporation
21101 Oxnard Street
Woodland Hills, California 91367
Attention: Judi Irving
Facsimile No.: (818) 226-1968

with a copy to:	Sheppard, Mullin, Richter & Hampton LLP
333 South Hope Street, 48th Floor
Los Angeles, California 90071
Attention: Brette S. Simon, Esq.
Facsimile No.: (213) 620-1398

8. Jurisdiction; Service Of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of California, County of Los Angeles, or, if it has or can acquire jurisdiction, in the United States District Court for the Central District of California, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

9. Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement.

10. Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

11. Entire Agreement And Modification. This Agreement, together with the provisions of the Stock Purchase Agreement relating hereto, constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

12. Assignments, Successors, And No Third Party Rights. Neither party may assign any of its rights under this Agreement without the prior consent of the other parties; provided, however, that Buyer may at any time freely assign any or all of its rights under this Agreement, in whole or in part, to any Subsidiary of Buyer or to any Person succeeding to or acquiring the business of the Buyer without obtaining the consent or approval of the Seller or of any other Person. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

13. Enforceability, Adjustment of Restrictions and Severability. If any provision contained in this Agreement is held by any court or arbitrator of competent jurisdiction to be unenforceable because of the duration of such provision, the geographic area covered thereby or otherwise, the court or arbitrator making such determination shall have the power to, and is hereby directed by the parties to, reduce the duration or geographic area of such provision or otherwise modify such provision, and, in its reduced or modified form, such provision shall be enforceable. If any provision of this Agreement should be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the fullest extent permitted by law, (i) all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be construed in order to carry out the intentions of the parties hereto as nearly as may be possible, and (ii) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

14. Section Headings; Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to “Section” or “Sections” refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.

15. Time of Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

16. Governing Law. This Agreement will be governed by the Legal Requirements of the State of California without regard to conflicts of laws principles.

17. Remedies. The Seller acknowledges that, in the event of any breach or anticipatory or threatened breach by him of any of the provisions of this Agreement, the remedies available to Buyer and the Company at law may be inadequate, and hereby agree that, in addition to any other remedies that may be available to Buyer and the Company, Buyer and the Company shall be entitled to seek temporary or permanent injunctive relief without the necessity of proving damages or posting a bond. Such remedies shall be cumulative and nonexclusive and shall be in addition to any other remedy to which the parties may be entitled (and shall be in addition to divestiture by the Seller pursuant to Section 3(b) hereof).

18. Counterparts; Facsimile. This Agreement may be executed in one or more counterparts and via facsimile, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, Buyer, the Company and the Seller have duly executed and delivered this Noncompetition Agreement as of the date first above written.

SELLER:

/s/ Valentin Adia
VALENTIN ADIA, an individual

BUYER:

HEMACARE CORPORATION, a California corporation

By:	/s/ Judi Irving
Name:	Judi Irving
Title:	President & CEO

COMPANY:

TERAGENIX CORPORATION, a Florida corporation

By:	/s/ Judi Irving
Name:	Judi Irving
Title:	CEO

S-1